ICAP FUNDS, INC.

Prospectus Supplement

To Prospectus Dated May 1, 2004

ICAP Discretionary Equity Portfolio

On March 28, 2005, the Board of Directors of the ICAP Funds, Inc. (the “Board”) approved a reorganization of the ICAP Discretionary Equity Portfolio (“Discretionary Portfolio”) into the ICAP Equity Portfolio (“Equity Portfolio”).  The Board had been advised that this transaction could be effected without shareholder approval.

The Board met again on April 15, 2005, and determined to seek the approval of the Discretionary Portfolio shareholders prior to effecting the proposed reorganization.  Accordingly, the Discretionary Portfolio will not be reorganized into the Equity Portfolio on April 29, 2005.  Rather shareholders of the Discretionary Portfolio will receive a Prospectus/Proxy Statement in the near future seeking their approval of the proposed reorganization.  It is expected that the reorganization will be treated as a tax-free reorganization for federal tax purposes.  However, the Discretionary Portfolio will make a distribution to its shareholders of any undistributed capital gains and income on or as soon as practicable prior to the date of the reorganization.

The Discretionary Portfolio continues to be closed to all purchases, exchanges and additional investments.

The date of this Prospectus Supplement is April 19, 2005.

Please keep this Prospectus Supplement with your records.